Financial Instruments - Summary of The Presents Changes In The Maximum Earn-out (Detail) - Level 3 of fair value hierarchy [member] - Accounts Payable From Acquisition Of Subsidiary Earn Out [Member] - Financial liabilities, class [member] - At fair value [member] - Financial liabilities at fair value through profit or loss, category [member] - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Disclosure Of Reconciliation Of Financial Liabilities Measured At Fair Value Using Significant Unobservable Inputs [Line Items]
Opening balance on January 1	$ 4,953	$ 542
Acquisitions of subsidiaries	0	6,483
Payments of principal/finance charges - earn-out	(916)	(1,378)
Earn-out adjustments	(3,740)	(785)
Exchange differences	2	91
Closing balance on December 31	$ 299	$ 4,953